UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section l3 or l5(d) of the Securities Exchange Act of l934

June 9, 2003
Date of report (date of earliest event reported)

SUPERIOR CONSULTANT HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-21485	38-3306717
(Commission File Number)	(IRS Employer Identification No.)

17570 West Twelve Mile Road, Southfield, Michigan 48076
(Address of Principal Executive Offices) (Zip Code)

(248) 386-8300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EX-4.1 Securities Purchase Agreement
EX-4.2 Form of Debenture
EX-4.3 Warrant Agreement
EX-99.2 Guaranty Agreement
EX-99.3 Management Rights Letter
EX-99.4 Investor Rights Agreement
EX-99.5 Press Release

Item 5. Other Events.

     On June 9, 2003, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Camden Partners Strategic Fund II-A, L.P., and Camden Partners Strategic Fund II-B, L.P. (collectively known as “Camden”) whereby the Company agreed to issue Senior Subordinated Debentures (the “Debentures”) and warrants (the “Warrants”) to purchase 807,000 shares of the common stock (the “Common Stock”) par value $0.01 of the Company (subject to adjustments as discussed below) in exchange for a cash investment of $7.5 million from Camden. The Purchase Agreement is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

     The Debentures are being issued in an aggregate principal amount of $7.5 million with a maturity of three (3) years (the “Initial Maturity Date”) from June 9, 2003, the date of their issuance (the “Issuance Date”), with an option to extend the term of the Debentures for one additional year beyond the Initial Maturity Date to June 9, 2007 at the Company’s sole option, subject to certain conditions. Pursuant to the terms of the Debenture, the Company is required to make quarterly interest payments at the rate of (i) 7.2% per annum commencing on July 1, 2003 until repayment in full, and (ii) if the Company elects to extend the maturity date pursuant to the terms of the Debentures, 12% per annum from June 9, 2006 through June 9, 2007. The Company will be entitled, at any time, to make up to three partial prepayments of the Debentures in the amount of at least thirty three percent (33%) of the total initial indebtedness. The Form of Debenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

     The Warrants are being issued pursuant to that certain Warrant Agreement dated as of June 9, 2003 by and between the Company and Camden (the “Warrant Agreement”). The exercise price of the Warrants (subject to customary weighted-average anti-dilution adjustments) is $3.046 per share. The Warrants expire June 9, 2008, or, if earlier, two (2) years after the repayment of the Debentures in full. In addition, Warrants may be cancelled as follows: in the event of prepayment of the debentures in full prior to the second anniversary of issuance, seventeen percent (17%) of the Warrants will be cancelled; or in the event of prepayment of the debentures in full after the second anniversary of issuance and before the third anniversary of issuance, a pro rata portion of seventeen percent (17%) of the Warrants will be cancelled based on the number of full months between the prepayment and the third anniversary of issuance. The Warrant Agreement governing the Warrants is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

Exhibit 4.1	Securities Purchase Agreement dated as of June 9, 2003 by and among Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein.

Exhibit 4.2	Form of Debenture of Superior Consultant Holdings Corporation and Superior Consultant Company, Inc., as co-borrowers.

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Exhibit 4.3	Warrant Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation as Issuer and the Warrantholders named therein.

Exhibit 99.2	Guaranty Agreement dated as of June 9, 2003 by and between the Subsidiaries of Superior Consultant Holdings Corporation named therein, Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein.

Exhibit 99.3	Management Rights Letter dated as of June 9, 2003 between Superior Consultant Holdings Corporation and Camden Partners Strategic Fund II-A, L.P., and Camden Partners Strategic Fund II-B, L.P.

Exhibit 99.4	Investor Rights Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation, the Holders named therein and certain other parties.

Exhibit 99.5	Press Release of Superior Consultant Holdings Corporation dated June 9, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR CONSULTANT HOLDINGS CORPORATION

Date: June 13, 2003	By: /s/ Richard R. Sorensen
Richard R. Sorensen, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Securities Purchase Agreement dated as of June 9, 2003 by and among Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein.

Exhibit 4.2	Form of Debenture of Superior Consultant Holdings Corporation and Superior Consultant Company, Inc., as co-borrowers.

Exhibit 4.3	Warrant Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation as Issuer and the Warrantholders named therein.

Exhibit 99.2	Guaranty Agreement dated as of June 9, 2003 by and between the Subsidiaries of Superior Consultant Holdings Corporation named therein, Superior Consultant Holdings Corporation, Superior Consultant Company, Inc. and the Purchasers named therein.

Exhibit 99.3	Management Rights Letter dated as of June 9, 2003 between Superior Consultant Holdings Corporation and Camden Partners Strategic Fund II-A, L.P., and Camden Partners Strategic Fund II-B, L.P.

Exhibit 99.4	Investor Rights Agreement dated as of June 9, 2003 by and between Superior Consultant Holdings Corporation, the Holders named therein and certain other parties.

Exhibit 99.5	Press Release of Superior Consultant Holdings Corporation dated June 9, 2003.

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